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EXHIBIT 10.23



                      FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment") made as of February 9, 1999 by and among Pentegra Dental Group, Inc., a Delaware corporation (herein called "Borrower"), and Bank One, Texas, N.A., as Agent and Lender (herein called "Bank One").

                              W I T N E S S E T H:

         WHEREAS, Borrower and Lenders have entered into that certain Credit Agreement dated as of June 1, 1998, as amended by an amendment letter dated as of September 9, 1998 (as amended to the date hereof, the "Original Agreement"), for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make loans to Borrower as therein provided; and

         WHEREAS, Borrower and Lenders desire to amend the Original Agreement to modify certain terms and provisions thereof;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           Definitions and References

         Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

                       "Amendment" means this First Amendment to Credit
                       Agreement.

                       "Credit Agreement" means the Original Agreement as amended hereby.




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                                  ARTICLE II.

                        Amendments to Original Agreement

         Section 2.1. The definition of "Base Rate," "Default Rate" and "Eurodollar Margin" in Section 1.1. of the Original Agreement are hereby amended in their entirety to read as follows:

                 "Base Rate" means, for each day, the Prime Rate in effect on such day; provided that if the aggregate principal balance of the Loans outstanding on such day exceeds Tier I, "Base Rate" shall mean for such day with respect to all Base Rate Loans that are included in Tier II, the per annum rate of interest which is two percent (2.0%) above the Prime Rate. If the Prime Rate changes after the date hereof the Base Rate shall be automatically increased or decreased, as the case may be, without notice to Borrower from time to time as of the effective time of each change in Agent's Prime Rate. The Base Rate shall in no event, however, exceed the Highest Lawful Rate.

                 "Default Rate" means, at the time in question (i) with respect to any Base Rate Loan, the per annum rate of interest which is two percent (2.0%) above the Base Rate then in effect for such Base Rate Loan, (ii) with respect to any Eurodollar Loan, the per annum rate of interest which is two percent (2.0%) above the Adjusted Eurodollar Rate then in effect for such Eurodollar Loan; and (iii) if the aggregate principal balance of the Loans on any day exceeds Tier I, "Default Rate" shall mean for such day with respect to all Loans that are included in Tier II, the per annum rate of interest which is two percent (2.0%) above the Base Rate in effect for the Loans. The Default Rate shall in no event however, exceed the Highest Lawful Rate.

                 "Eurodollar Margin" for each day during any Fiscal Quarter shall be determined based on the Total Senior Funded Debt to EBITDA Ratio as set forth below calculated as of the end of the Fiscal Quarter immediately preceding the Fiscal Quarter during which such day occurred:


         -----------------------------------------------------------------
               TOTAL SENIOR FUNDED DEBT                PERCENTAGE
                   TO EBITDA RATIO
         -----------------------------------------------------------------
               less than = 1.00 to 1                   1.5% per annum
         -----------------------------------------------------------------
            greater than = 2.00 to 1                   2.0% per annum
         -----------------------------------------------------------------
            greater than = 2.01 to 1                   2.5% per annum
         -----------------------------------------------------------------


                 Notwithstanding the foregoing, if the aggregate principal balance of the Loans outstanding on any day during any Fiscal Quarter exceeds Tier I, "Eurodollar Margin" shall mean for such day with respect to all Eurodollar Loans that are included in Tier II, two percent (2.0%) above the percentage set forth above in this definition calculated for such Fiscal Quarter.





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         Section 2.2.  The following definition of "Short Term Acquisition
Notes" is hereby added to Section 1.1 of the Original Agreement immediately after the definition of "Security Schedule" to read as follows:

                 "Short Term Acquisition Notes" means those notes payable of Borrower in the aggregate amount of $2,300,000 described on Schedule 5.

         The following definitions of "Tier I and "Tier II" are hereby added to
Section 1.1 of the Original Agreement immediately after the definition of "Termination Event" to read as follows:

                 "Tier I" means, on any day, the first $8,000,000 of the aggregate outstanding principal balance of the Loans; provided that in calculating Tier I, the Base Rate Loans shall be counted first.

                 "Tier II" means, on any day, the aggregate outstanding principal balance of the Loans which is in excess of Tier I.

         Section 2.3. Section 7.15 Total Funded Debt to Capitalization Ratio is hereby amended to add the following proviso at the end of such section:

         "; provided, however, for the Fiscal Quarter of Borrower ending December 31, 1998, "Total Funded Debt" shall not include the Short Term Acquisition Notes."

         Section 2.4. Section 7.16 Total Funded Debt to EBITDA Ratio is hereby amended to add the following proviso at the end of such section:

         "; provided, however, for the Fiscal Quarter of Borrower ending December 31, 1998, "Total Funded Debt" shall not include the Short Term Acquisition Notes."

         Section 2.5.  The Original Agreement is hereby amended by adding a
Schedule 5 thereto in the form attached hereto and labeled Schedule 5.

                                  ARTICLE III.

                          Conditions of Effectiveness

         Section 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when Bank One shall have received, at Bank One's office and, if applicable, executed by Borrower or
Guarantor:

         (a)     this Amendment;

         (b)     a Consent of Guarantor in the form attached hereto;





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         (c)     a certificate of the President and Secretary of Borrower dated the date of this Amendment certifying as to certain corporate matters and that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness;

         (d)     an amendment fee in the amount of $10,000.

                                  ARTICLE IV.

                         Representations and Warranties

         Section 4.1. Representations and Warranties of Borrower. In order to induce Bank One to enter into this Amendment, Borrower represents and warrants to Bank One that:

                 (a)      The representations and warranties contained in
         Article V of the Original Agreement, are true and correct at and as of the time of the effectiveness hereof except to the extent that the facts upon which such representations are based have been changed by transactions and events expressly permitted by the Credit Agreement.

                 (b) Borrower is duly authorized to execute and deliver this Amendment and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of its obligations hereunder and thereunder.

                 (c) The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or any of its organizational documents, or of any material agreement, judgment, license, order or permit applicable to or binding upon it, or result in the creation of any lien, charge or encumbrance upon any assets or properties or any of its assets. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby.

                 (d) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

                 (e) The Consolidated financial statements of Borrower dated as of December 31, 1998 fairly present the Consolidated financial position at such date and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such date for Borrower. Copies of such financial statements have heretofore been





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         delivered to Bank One.  Since December 31, 1998, no Material Adverse
         Change has occurred.

                                   ARTICLE V.

                                 Miscellaneous

         Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement
in any Loan Document shall be deemed to refer to this Amendment also.   The
execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Bank One under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

         Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Guarantor or Borrower hereunder or under the Credit Agreement to Bank One shall be deemed to constitute representations and warranties by, or agreements and covenants of, such Person under this Amendment and under the Credit Agreement.

         Section 5.3. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

         Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         Section 5.5. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]





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         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.


                                        PENTEGRA DENTAL GROUP, INC.
                                        Borrower


                                        By:  /s/ James M. Powers
                                           -------------------------------------
                                        Name:    James Powers
                                        Title:   Chief Executive Officer



                                        BANK ONE, TEXAS, N.A.
                                        Agent and Lender


                                        By: /s/ James D. White
                                           -------------------------------------
                                        Name:   James D. White
                                        Title:  Assistant Vice President,
                                                Health Care Services

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                             CONSENT AND AGREEMENT

         Pentegra Investments, Inc., a Delaware corporation, hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein and (ii) ratifies and confirms the Guaranty dated as of June 1, 1998 made by it for the benefit of Bank One Texas, N.A. and any other Lenders that become parties to the Credit Agreement ("Guaranty") and (iii) agrees that all of its respective obligations and covenants thereunder (to the extent it is a party thereto) shall remain unimpaired by the execution and delivery of the Amendment and the other documents and instruments executed in connection therewith and that the Guaranty shall remain in full force and effect.

         THIS CONSENT AND AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

         IN WITNESS WHEREOF, this Consent and Agreement is executed by the undersigned as of February 9, 1999.


         PENTEGRA INVESTMENTS, INC.



         By: /s/ Sam H. Carr
            -----------------------------------------
                 Name:  Sam H. Carr
                 Title: Senior Vice President
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                                                                      Schedule 5

                    Schedule of Short Term Acquisition Notes


1. Promissory Note dated December 11, 1998 made by Pentegra Dental Group, Inc. in favor of Family Dental Care of Pocahontas, Holt & Baltz, Inc. in the original principal amount of $232,726.

2. Promissory Note dated December 15, 1998 made by Pentegra Dental Group, Inc. in favor of Patrick H. Sigmon, D.D.S. in the original principal amount of $197,773.

3. Promissory Note dated December 15, 1998 made by Pentegra Dental Group, Inc. in favor of Charles E. Larason, D.D.S., Inc. in the original principal amount of $97,628.

4. Promissory Note dated December 15, 1998 made by Pentegra Dental Group, Inc. in favor of Walter L. Pipkin, D.D.S. in the original principal amount of $187,997.

5. Promissory Note dated December 15, 1998 made by Pentegra Dental Group, Inc. in favor of Lee R. Centracco, D.D.S. in the original principal amount of $307,728.

6. Promissory Note dated December 30, 1998 made by Pentegra Dental Group, Inc. in favor of John P. Schiro, D.D.S. in the original principal amount of $905,137.

7. Promissory Note dated December 30, 1998 made by Pentegra Dental Group, Inc. in favor of Kline Dental Implant Institute, P.C. in the original principal amount of $408,402.





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